Putnam
New York
Investment Grade
Municipal Trust

SEMIANNUAL REPORT
October 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Teamwork, including the efforts of an exceptional group of credit and industry analysts, continues to drive the performance of Putnam New York Investment Grade Municipal Trust and enable it to maintain a solid dividend even in today's low interest-rate environment."

                             -- Howard K. Manning, fund manager

* "I now believe that the next scarcity will be in municipal bonds and that the dearth will last a decade or more. That means higher prices and lower yields. It means buy your municipals now."

                             -- "Why Munis are a Compelling Buy -- Now,"
                                 Marilyn Cohen, Forbes, October 20, 1997

   CONTENTS
 4 Report from Putnam Management
 9 Fund performance summary
12 Portfolio holdings
14 Financial statements
21 Results of October 9, 1997 shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Against a backdrop of lingering concerns about the economy, interest rates, and renewed inflation, the municipal bond market maintained a semblance of stability during the six months ended October 31, 1997. In that respect, investors mirrored the mood in the national tax-exempt market.

Recognizing the fragility of this generally positive environment, Howard Manning, Putnam New York Investment Grade Municipal Trust's manager, pursued a slightly defensive policy during the period, which encompasses the first half of the fund's fiscal year. As he looks toward the months immediately ahead, Howard sees little reason to waver from this course.

In the report that follows, he provides more details about the fiscal year's first half and provides some insights into what he believes is in store for the second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 17, 1997



Report from the Fund Manager
Howard K. Manning

Over the past year, New York municipal bond investors benefited from a favorable economic and interest-rate environment at the national, state, and local levels. With this as a backdrop, Putnam New York Investment Grade Municipal Trust delivered attractive results by leveraging its in-depth research capabilities to emphasize relative value, yield curve positioning, and credit selection. These strategies have created a solid, yet flexible structure that should continue to help the portfolio produce a high level of income free from federal, New York State, and New York City income taxes. For a look at more detailed performance figures, please refer to the performance summary that begins on page 9.

* MUNICIPAL MARKET FEELS EFFECTS OF OCTOBER CORRECTION

Although an atmosphere of low volatility and narrow trading ranges characterized fixed-income markets for most of 1997, the last week of October changed all that. The Pacific Rim crisis and the worldwide equity markets correction sparked enormous day-to-day volatility in the stock and bond markets, and their influence has certainly been felt in the municipal bond markets.

Early in the year, these markets were enjoying relative stability, stemming from an ongoing tug of war between high economic growth (bad for the bond market) and favorable low-inflation news (good for the bond market). Due to the low interest rate environment, we have seen many new issues and refunding issues come to market and the overabundant supply has held back bond prices. The October correction in world equity markets, however, resulted in an explosive rally for bonds. Since then, municipal bond yields have become extremely attractive relative to taxable Treasuries, and we have been taking full advantage of the resulting opportunities.

* NEW YORK MUNICIPAL INVESTORS BENEFIT FROM STATE'S FISCAL STRENGTH

Within this relatively positive national economic and interest-rate environment, New York municipal bond investors found the semiannual period ripe with opportunity. In New York, the state's solid economic health and sound fiscal management earned it rating upgrades for its general obligation and state-appropriated bonds.

The year's highlight, however, was New York City. Shining from Wall Street's banner year and investor demand for higher-yielding bonds, the city's general obligation bonds rose in price to become some of the top-performing municipal bonds nationally. The conservative assumptions in Mayor Giuliani's fiscal 1998 budget, especially with regard to earnings expectations for Wall Street firms, led us to conclude that the bonds' prospects in the months ahead remain attractive.

While the rating agencies did not raise New York City's credit ratings, investors recognized the situation as a promising opportunity. Higher tax revenues offset some of the city's need to issue new debt. This led to anticipation of a lower supply that investors believed could boost prices of existing bonds. Furthermore, the city's longer-term debt burdens were expected to be alleviated in part with the establishment of the Transitional Finance Authority.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care            21.2%

Education              20.7%

Transportation         15.1%

Utilties                9.9%

Housing                 8.2%

*Based on net assets as of 10/31/97. Holdings will vary over time.

In addition to credit factors, we believe spread compression helped stimulate demand for New York municipal bonds. This phenomenon drove the prices of lower-rated bonds higher -- and yields lower -- than their higher-rated counterparts. Demand was particularly strong for New York municipal bonds in general, since New York City and New York state-appropriated bonds represent the largest and most liquid BBB-rated market within the national tax-exempt sector.

* TARGETED RESEARCH TAGS TOP-PERFORMING AIRLINE BONDS

Careful security selection and in-depth credit research often represent important tools for improving fund returns, and this semiannual period was no exception. This process entails identifying the most promising issues within the credit markets and is especially important when reviewing higher-risk bond issuers. For the past three years, tremendous profitability among leading airline carriers and attractive revenue bond structures have led Putnam's research department to view airline industry bonds very positively. Over the past six months, the fund benefited from this bullishness through its substantial position in New York City Industrial Development Authority bonds, which are backed by American Airlines. In fact, these bonds were among the best-performing bonds in the municipal marketplace during the period.

* FLEXIBLE STRUCTURE FOCUSED ON INCOME AND RELATIVE VALUE

Interest rates have remained relatively low throughout the semiannual period, with no real sign that they will begin to rise anytime soon. Accordingly your fund focused on capturing relative value rather than making interest-rate management a key focus. We structured the portfolio to reflect a neutral interest-rate stance and built positions we believed would provide attractive income over the long term.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A                 7.8%

Aa               21.3%

Aaa              37.9%

Baa              30.6%

VMIGI             2.4%

* As a percentage of market value as of 10/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

One of our strategies was to sell the fund's more interest-rate sensitive holdings, including bonds that had low coupons with maturities longer than 20 years. We replaced them with bonds in the 5 1/4% to 6 1/2% coupon range with maturities of approximately 15 to 20 years. These bonds offer extremely attractive yields now, along with the potential to increase in value as they approach maturity and shift to the shorter end of the yield curve.

We also found relative value through the purchase of premium bonds -- those selling at prices above par value -- with high coupons. During the period, these holdings produced high income for the fund. At the same time, their defensive structure generally means that they experience less price volatility in response to changing interest rates than do discount or current-coupon bonds.

The current low interest-rate environment also made financial leverage a particularly powerful tool for enhancing the fund's dividend during the period. This technique involves issuing preferred shares that pay dividends at prevailing short-term rates and then selling these shares to corporate and institutional investors; the resulting assets are then invested in longer-term bonds with higher yields. The difference between the dividend paid to the holders of preferred shares and the income earned by the fund from its longer-term investments augments the flow of income to holders of common shares. With demand for short-term municipal products high and interest rates low during the period, financial leverage was an ideal way to boost income.

* SEEKING OPPORTUNITY IN VOLATILITY

Once the worldwide equity markets have settled down -- which may take a few months -- we expect to return to a more typical municipal bond market environment. For the time being though, it appears that most markets, including municipals, have lost sight of the fundamental economic reasons that typically cause extreme reactions. We realize that volatility can be very unsettling for investors, but as professional money managers, we can take advantage of these short-term distortions and improve the fund's return over time.

While national trends may remain a bit unsettled for some time, the credit outlook for New York City and New York State remains strong. This, combined with ongoing healthy demand for municipal bonds, should cause the state's municipal bond prices to rise further relative to alternative investments. In our opinion, these same factors would cushion the effects of a softening in the market, thus creating a floor if prices were to decline. As time goes on, however, we continue to think the strong economy will put moderate upward pressure on interest rates. We anticipate that the news on inflation will slowly deteriorate. Consequently, we will keep a vigilant eye on the economy while continuing to rely on in-depth research to evaluate new and existing holdings for the fund.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam New York Investment Grade Municipal Trust is designed for investors seeking high current income free from federal, state, and New York City income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 10/31/97
                                                 Lehman Bros. Consumer
                                      Market      Municipal    Price
                             NAV       price     Bond Index    Index
-----------------------------------------------------------------------
6 months                    7.02%       8.94%       6.36%      0.87%
-----------------------------------------------------------------------
1 year                      8.89        8.19        8.50       2.08
-----------------------------------------------------------------------
Life of fund (11/27/92)    38.89       25.88       41.23      13.80
Annual average              6.89        4.78        7.27       2.66
-----------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 10/31/97
-----------------------------------------------------------------------
Distributions (common shares)
-----------------------------------------------------------------------
Number                                           6
-----------------------------------------------------------------------
Income                                        $0.405
-----------------------------------------------------------------------
Capital gains1
-----------------------------------------------------------------------
Total                                         $0.405
-----------------------------------------------------------------------
Preferred shares Series A (200 shares)
-----------------------------------------------------------------------
Income                                        $966.57
-----------------------------------------------------------------------
Total                                         $966.57
-----------------------------------------------------------------------
Share value (common shares):        NAV                  Market price
-----------------------------------------------------------------------
4/30/97                          $13.49                    $12.875
-----------------------------------------------------------------------
10/31/97                          14.02                     13.625
-----------------------------------------------------------------------
Current return (common shares):     NAV                  Market price
-----------------------------------------------------------------------
Current dividend rate2             5.78%                      5.94%
-----------------------------------------------------------------------
Taxable equivalent3               10.72                      11.02
-----------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 46.08% combined federal ,state and city tax rate and end-of-period dividend rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 9/30/97
(most recent calendar quarter)
                                               Market
                                  NAV           price
-----------------------------------------------------------------------
6 months                         7.30%         10.46%
-----------------------------------------------------------------------
1 year                           9.70          11.77
-----------------------------------------------------------------------
Life of fund (11/27/92)         38.11          26.99
Annual average                   6.90           5.60
-----------------------------------------------------------------------
Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index* is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.




Portfolio of investments owned
October 31, 1997 (Unaudited)

     Key to Abbreviations
     AMBAC      -- AMBAC Indemnity Corporation
     FGIC       -- Financial Guaranty Insurance Company
     FHA Insd.  -- Federal Housing Administration Insured
     FSA        -- Financial Security Assurance
     G.O. Bonds -- General Obligation Bonds
     IFB        -- Inverse Floating Rate Bonds
     VRDN       -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (101.1%) *
PRINCIPAL AMOUNT                                                        RATINGS**          VALUE

New York (89.7%)
------------------------------------------------------------------------------------------------
    $  905,000   Ithaca, Hsg. Corp. Mtge. Rev. Bonds
                   (Eddygate Park Apts.), 9s, 6/1/06                    BBB+/P        $  941,326
     1,000,000   Metropolitan Trans. Auth. Svcs. Contract Fac.
                   Rev. Bonds (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13     Baa            1,051,250
                 NY City, G.O. Bonds
     1,385,000     Ser. A, 8s, 8/15/19                                  Aaa            1,587,556
       525,000     Ser. I, 6 1/4s, 4/15/17                              Baa              555,844
     1,000,000     Ser. F, 5 7/8s, 8/1/24                               Baa            1,023,750
     1,155,000     Ser. F, 5 3/4s, 2/1/19                               Baa            1,166,550
     2,000,000   NY City, G.O. IFB, AMBAC, 8.09s, 9/1/11                Aaa            2,277,500
                 NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                   (American Airlines, Inc.)
     1,400,000     8s, 7/1/20                                           Baa            1,473,500
     1,525,000     6.9s, 8/1/24                                         Baa            1,690,844
     1,300,000   NY State Dorm. Auth. IFB (Cornell U.), 10.898s,
                   7/1/30 (acquired 1/6/93 cost $1,533,675)
                   [DBL. DAGGER]                                        Aa             1,548,625
                 NY State Dorm. Auth. Rev. Bonds
     1,500,000     (City U.), Ser. C, 8 1/8s, 7/1/08                    Baa            1,570,545
     1,500,000     (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13        A              1,856,250
     2,000,000     (Cornell U.), Ser. A, 7 3/8s, 7/1/20                 Aa             2,187,500
     2,000,000     (Mental Hlth. Svcs.), Ser. A, 5 3/4s, 2/15/27        Baa            2,027,500
     1,190,000     (City U. Syst.), Ser. 1, 5 1/4s, 7/1/17              Baa            1,151,325
     1,000,000   NY State Energy Res. & Dev. Auth. Poll. Control
                   Rev. Bonds (Niagara Mohawk Pwr. Corp.),
                   Ser. A, FGIC, 7.2s, 7/1/29                           Aaa            1,151,250
     2,000,000   NY State Energy Res. & Dev. Auth. Rev. Bonds
                   (Cons. Edison Co.), Ser. A, 7 1/2s, 1/1/26           A              2,145,000
     1,600,000   NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                   (State Wtr. Revolving Fund), Ser. A, 7 1/2s,
                    6/15/12                                             Aa             1,754,000
                 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
     1,730,000     (Hosp. & Nursing Home), Ser. B, FHA Insd.,
                   8s, 2/15/28                                          AAA            1,816,258
       360,000     (Mental Hlth.), Ser. D, 7.4s, 2/15/18                Baa              399,600
       940,000     (Mental Hlth.), Ser. D, 7.4s, Prerefunded, 2/15/18   BBB+/P         1,069,250
                 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
     1,800,000     (Hosp. & Nursing Home Insd. Mtge.),
                   Ser. C, 6.65s, 8/15/32                               Aa             1,930,500
     1,800,000     (Hosp. & Nursing Home Insd. Mtge.),
                   Ser. D, FHA Insd., 6.6s, 2/15/31                     AAA            1,930,500
     1,800,000     (Hosp. & Nursing Home Insd. Mtge.),
                   Ser. C, FHA Insd., 6 3/8s, 8/15/29                   Aaa            1,910,250
     1,800,000   NY State Mtge. Agcy. Rev. Bonds
                   (Homeownership Dev. Program),
                   Ser. BB-2, 7.95s, 10/1/15                            Aaa            1,849,824
     2,075,000   NY State Urban Dev. Corp. Rev. Bonds
                   (State Fac.), 7 1/2s, 4/1/20                         Aaa            2,331,781
     1,000,000   Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                   (Bristol-Meyers Squibb Co.), 5 3/4s, 3/1/24          Aaa            1,065,000
     1,400,000   Port Auth. NY & NJ Cons. IFB, 9.204s, 8/1/26
                   (acquired 7/19/93 cost $1,687,700) [DBL. DAGGER]     Aa             1,624,000
     1,500,000   Port Auth. NY & NJ Cons. Rev. Bonds,
                   Ser. 93rd, 6 1/8s, 6/1/94                            Aa             1,681,875
                                                                                  --------------
                                                                                      44,768,953

Puerto Rico (11.4%)
------------------------------------------------------------------------------------------------
     1,200,000   PR Cmnwlth. Govt. Dev. Bank VRDN 3.35s,
                   11/30/97                                              VMIG1         1,200,000
     1,500,000   PR Elec. Pwr. Auth. IFB, FSA, 8.208s, 7/1/23            Aaa           1,642,500
     1,129,388   PR Hsg. Fin. Corp. Rev. Bonds (Bayamon Hsg. Dev.),
                   FHA Insd., 7 1/2s, 7/1/21                             BBB+/P        1,324,208
     1,365,000   PR Pub. Bldg. Auth. Gtd. Ed. & Hlth. Fac. Rev. Bonds,
                   Ser. L, 6 7/8s, 7/1/21                                Aaa           1,537,331
                                                                                  --------------
                                                                                       5,704,039
------------------------------------------------------------------------------------------------
                 Total Investments (cost $49,834,364) ***                            $50,472,992
------------------------------------------------------------------------------------------------

            * Percentages indicated are based on net assets of $49,917,043.

           ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1997 Securities rated by
              Putnam are indicated by "/P" and are not publicly rated.

          *** The aggregate identified cost on a tax basis is $49,834,364, resulting in gross unrealized appreciation and depreciation of $3,132,190 and $2,493,562, respectively, or net unrealized appreciation of $638,628.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 1997 was $3,172,625 or 6.4% of net assets.

              The rates shown on VRDN and IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 1997.

              The fund had the following industry group concentrations greater than 10% at October 31, 1997
              (as a percentage of net assets):

                 Healthcare       21.2%
                 Education        20.7
                 Transportation   15.1

              The fund had the following insurance concentration greater than 10% at October 31, 1997 (as a percentage of net assets):

                 FHA Insd.        14.0%

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1997 (Unaudited)

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $49,834,364) (Note 1)                                               $50,472,992
------------------------------------------------------------------------------------------------
Cash                                                                                     120,155
------------------------------------------------------------------------------------------------
Interest receivable                                                                      795,831
------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                   209
------------------------------------------------------------------------------------------------
Total assets                                                                          51,389,187

Liabilities
------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                    192,159
------------------------------------------------------------------------------------------------
Payable for securities purchased                                                       1,139,630
------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              89,563
------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                 4,122
------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                              5,860
------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                 358
------------------------------------------------------------------------------------------------
Other accrued expenses                                                                    40,452
------------------------------------------------------------------------------------------------
Total liabilities                                                                      1,472,144
------------------------------------------------------------------------------------------------
Net assets                                                                           $49,917,043

Represented by
------------------------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                           $10,000,000
------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)               39,508,979
------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              88,983
------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                   (319,547)
------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               638,628
------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $49,917,043

Computation of net asset value
------------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                 $10,000,000
------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                             7,233
------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                               $10,007,233
------------------------------------------------------------------------------------------------
Net assets available to common shares                                                $39,909,810
------------------------------------------------------------------------------------------------
Net asset value per common share
($39,909,810 divided by 2,847,092 shares)                                                 $14.02
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended October 31, 1997 (Unaudited)

Tax exempt interest income:                                                           $1,597,242
------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                         176,717
------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                            25,274
------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                          4,454
------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                           2,148
------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note I)                                             1,143
------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    7,022
------------------------------------------------------------------------------------------------
Registration fees                                                                             75
------------------------------------------------------------------------------------------------
Auditing                                                                                  26,206
------------------------------------------------------------------------------------------------
Legal                                                                                      6,899
------------------------------------------------------------------------------------------------
Postage                                                                                    4,863
------------------------------------------------------------------------------------------------
Exchange listing fees                                                                      2,000
------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                     8,424
------------------------------------------------------------------------------------------------
Other                                                                                      1,463
------------------------------------------------------------------------------------------------
Total expenses                                                                           266,688
------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (9,364)
------------------------------------------------------------------------------------------------
Net expenses                                                                             257,324
------------------------------------------------------------------------------------------------
Net investment income                                                                  1,339,918
------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                       1,024,297
------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                             465,387
------------------------------------------------------------------------------------------------
Net gain on investments                                                                1,489,684
------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $2,829,602
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                             Six months ended      Year ended
                                                                   October 31        April 30
                                                                        1997*            1996
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------
Net investment income                                             $1,339,918       $2,691,983
---------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                            1,024,297         (372,632)
---------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                           465,387          171,843
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               2,829,602        2,491,194
---------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------
From net investment income                                          (193,313)        (334,279)
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $7,233
and $20,245 respectively)                                          2,636,289        2,156,915
---------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------
From net investment income                                        (1,152,975)      (2,305,855)
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            1,483,314         (148,940)

Net assets
---------------------------------------------------------------------------------------------
Beginning of period                                               48,433,729       48,582,669
---------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $88,983  and $95,353, respectively)                    $49,917,043      $48,433,729
---------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period           2,847,092        2,847,092
---------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of period                                                            200              200
---------------------------------------------------------------------------------------------
*Unaudited




Financial highlights
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended                                          For the period
Per-share                             October 31                                       Nov. 27, 1992+
operating performance                (Unaudited)              Year ended April 30       to April 30
--------------------------------------------------------------------------------------------------------
                                        1997        1997        1996       1995       1994      1993
--------------------------------------------------------------------------------------------------------
Net asset value,  beginning of
period (common shares)                $13.49      $13.54      $13.50     $13.86     $14.57    $13.99(d)
--------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------
Net investment income                    .47         .95         .98       1.06       1.05       .40(e)
--------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .53        (.07)        .07       (.26)      (.53)      .64
--------------------------------------------------------------------------------------------------------
Total from investment operations        1.00         .88        1.05        .80        .52      1.04
--------------------------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------------------------
Net investment income:
--------------------------------------------------------------------------------------------------------
To preferred shareholders               (.06)       (.12)       (.13)      (.13)      (.13)     (.03)(f)
--------------------------------------------------------------------------------------------------------
To common shareholders                  (.41)       (.81)       (.88)      (.94)      (.93)     (.31)
--------------------------------------------------------------------------------------------------------
Net realized gain on investments:
--------------------------------------------------------------------------------------------------------
To preferred shareholders                 --          --          --       (.01)      (.02)       --
--------------------------------------------------------------------------------------------------------
To common shareholders                    --          --          --       (.08)      (.15)       --
--------------------------------------------------------------------------------------------------------
Total distributions                     (.47)       (.93)      (1.01)     (1.16)     (1.23)     (.34)
--------------------------------------------------------------------------------------------------------
Preferred share offering costs            --          --          --         --         --      (.12)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $14.02      $13.49      $13.54     $13.50     $13.86    $14.57
--------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares                       $13.625     $12.875     $13.000    $13.625    $13.500   $15.000
--------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------
Total investment return  at market
value (common shares) (%)(a)            8.94*       5.34        1.78       9.09      (3.25)     2.09*
--------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)          $49,917     $48,434     $48,583    $48,443    $49,480   $51,491
--------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)             .67*       1.44        1.34       1.35       1.23       .35*(e)
--------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            2.93*       6.10        6.19       6.87       6.23      2.60*(e)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            17.39*      49.71       84.87       8.55      15.18     32.27*
--------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(d) Represents initial net asset value of $14.10 less offering expenses of approximately $0.11.

(e) Reflects a waiver of the management fee for the period November 27, 1992 to February 19, 1993. As a result of such waiver, expenses of the fund for the period ended April 30, 1993 reflect a reduction of approximately $0.02 per share.

(f) Preferred shares were issued on February 18, 1993.




Notes to financial statements
October 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high a current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, Inc., ("Putnam Management') the fund's Manager a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1997, the fund had a capital loss carryover of approximately $1,331,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

  Loss Carryover        Expiration
------------------   ----------------
    $ 21,000          April 30, 2003
     818,000          April 30, 2004
     492,000          April 30, 2005

D) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1996 was 3.30%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds are accreted according to the effective yield method.

G) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $11,494. These expenses are being amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any excess over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1997, fund expenses were reduced by $9,364 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of which $433 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended October 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $8,537,405 and $8,413,073, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1997, no such restrictions have been placed on the fund.


Results of October 9, 1997 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 9, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:

                      Common Shares             Preferred Shares
                                       Votes                  Votes
                       Votes for    withheld   Votes for   withheld
Jameson Adkins Baxter   2,647,531     28,948      190          0
Hans H. Estin           2,646,531     29,948      190          0
R.J. Jackson            2,647,531     28,948      190          0
Elizabeth T. Kennan     2,647,531     28,948      190          0
Lawrence J. Lasser      2,647,531     28,948      190          0
Donald S. Perkins       2,646,306     30,173      190          0
William F. Pounds       2,646,306     30,173      190          0
George Putnam           2,647,531     28,948      190          0
George Putnam, III      2,646,306     30,173      190          0
A.J.C. Smith            2,647,531     28,948      190          0
W. Nicholas Thorndike   2,642,451     34,028      190          0

A proposal to ratify the selection of Price Waterhouse L.L.P. as auditors for the fund was approved as follows:

Common Shares -- 2,628,125 votes for, and 8,422 votes against, with 39,932 abstentions and non-broker votes.

Preferred Shares -- 190 votes for, and 0 votes against, with 0 abstentions and non-broker votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Howard K. Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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